Exhibit 99.1

Helmerich & Payne, Inc. Barclays 2015 CEO Energy-Power Conference September 9-10, 2015

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet U.S. land drilling market share leader Most modern and capable land drilling fleet Focused on superior innovation, safety and returns on capital Strong term-contracted backlog with high quality customer base About Helmerich & Payne (H&P)

H&P’s Global Rig Fleet * Estimates include existing rigs and new build commitments as of September 9, 2015 and exclude nine conventional rigs decommissioned at the end of fiscal 2014 and 17 SCR powered FlexRigs decommissioned at the end of 2Q fiscal 2015.

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 354 49

Drilling Activity in the U.S.

U.S. Land Drilling Market Conditions Faced with a global oversupply of oil as well as other macroeconomic headwinds, the short-term outlook for the industry is unfavorable. The energy services landscape is becoming more competitive with greater pressure to reduce well costs, enhance productivity, and add value for customers. Conversations with customers: Many customers have backed off re-activation plans in the second half of 2015. Operators plan to spend within cash flow, and lower commodity prices mean fewer wells drilled. Additional early termination notifications have been recently received and others may follow. We believe the Company is well-positioned. Long-term contracts continue to protect our investments, the balance sheet is in great shape, our customer base remains strong, and our competitive advantages have positioned us very well to manage through this cycle and to capture opportunities when they emerge.

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land segment had approximately 153 contracted rigs generating revenue as of September 3, 2015, down from 156 on July 30, 2015. The U.S. Land segment had 186 idle AC drive FlexRigs as of September 3, 2015. As rig activity continues to decline, our U.S. Land segment quarterly revenue days are now expected to sequentially decrease by slightly over 5%. Average FlexRig spot pricing continues to decline; it was down by approximately 30% as of September 3, 2015, as compared to spot pricing at the peak last November. Since the start of the downturn in late-2014, H&P’s U.S. Land segment has received early termination notices for 50 rigs working under long-term contracts.

Fourth Fiscal Quarter H&P Operations Outlook Drilling Operations Outlook for 4Q of Fiscal 2015 Compared to 3Q of Fiscal 2015 U.S. Land Segment Revenue days now expected to decrease by slightly over 5% Average rig revenue per day still expected to decrease to roughly $26,000 (excluding the impact from early termination revenue) Average rig expense per day still expected to decrease to roughly $13,900 Offshore Segment Revenue days still expected to be roughly flat Average rig margin per day still expected at ~$10,500 International Land Revenue days still expected to decrease by 10-15% Average rig margin per day still expected to decrease by ~30-35% (excluding the impact from early termination revenue) (as of September 9, 2015)

New Build FlexRigs Approximately 40 new FlexRigs are scheduled to be completed during fiscal 2015 and approximately six during early fiscal 2016 All 46 of the above new FlexRigs are supported with multi-year term contracts that are expected to generate attractive economic returns for the Company 38 of the 46 new FlexRigs have been completed, and the remaining eight are expected to be completed by the end of the second quarter of fiscal 2016 Some of the new build deliveries may be delayed in exchange for compensation from customers (All Sponsored with Long-Term Contracts)

H&P Highlights Strong Multi-Year Backlog Most Advanced Fleet High Quality Customer Base Market Leader Superior ROIC and ROE Very Strong Balance Sheet Unprecedented Idle Capacity Best-in-Class Safety

H&P vs. Peers Credit Statistics (As of June 30, 2015) Very Strong Balance Sheet 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings

H&P's U.S. Land Market Share

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land)


HP
9%
PTEN
13%
NBR
14%
PDS
7%
UNT
5%
Other Land
Drillers
52%

As of August 2015
(~820 Active Rigs in U.S. Land)


HP
17%
PTEN
11%
NBR
10%
PDS
6%
UNT
3%
Other Land
Drillers
53%

Note: The above estimates corresponding to market share are derived from Rig Data. PDS' market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Market Leader

U.S. Land Active Rig Count BHI Industry Rig Count Through Second Quarter of Calendar 2015 Market Leader

* NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. Ten Year Profit Comparison ** PTEN’s operating income includes drilling operations in Canada. Market Leader

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

Innovation & Applied Technology – FlexRig® AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities 31

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, PDS, and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – August 2015) OSHA Recordable Injury Incidence Rates Injuries per 200,000 Man Hours * “H&P” data available through August 2015; “IADC w/o H&P” data available only through 1Q of 2015. H&P IADC w/o H&P Best-in-Class Safety

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) Best-in-Class Safety

Return on Invested Capital (ROIC) * Excludes abandonment (non-cash) charges in 4QFY14 and 2QFY15. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges. Superior ROIC and ROE

H&P Global Fleet Under Term Contract Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 9/3/15. During the first, second, and third fiscal quarters the Company generated approximately $23, $72, and $85 million in revenues corresponding to long-term contract early terminations, respectively. Given notifications as of 9/3/15, the Company expects to generate over $60 million in quarters following the third quarter of fiscal 2015 from early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. ** Fiscal 2015 contract coverage includes a total of approximately 194, 175, and 147 rigs that operated under term contracts during Q1, Q2, and Q3 of FY15, respectively. * **

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings. High Quality Customer Base

H&P Customer Credit Ratings * As of June 30, 2015. Consists of 153 contracted U.S. Land rigs, 8 contracted Offshore rigs, and 19 contracted International Land rigs. Includes approximately 53 customers with active/contracted H&P rigs. ** The figures above represent H&P’s customer commitments for term contract work at the beginning of the fourth fiscal quarter (July 1, 2015). The value of the H&P backlog is expected to continue to decline during the fourth fiscal quarter as the Company earns the corresponding income during the quarter through operations or through early contract termination fees. High Quality Customer Base Number of Contracted Rig-Years** ($3.5 Billion H&P Backlog) Number of Active H&P Rigs* (Working for Corresponding Customers)

FlexRig Type Rig Power Type H&P U.S. Land Fleet (Idle Rigs as of 9/3/15) Pad-Optimal AC Drive FlexRigs Drawworks Horsepower Unprecedented Leverage to Cyclical Recovery Unprecedented Idle Capacity

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Multiple wells being drilled from a single pad. AC drive rigs are best suited for more complex horizontal drilling. Customers continue to focus on drilling efficiency, technology and safety. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

H&P U.S. Land Fleet – Proxy for Pad Drilling (Contracted Rigs as of 9/3/2015) FlexRig Type Rig Power Type Pad-Optimal AC Drive FlexRigs Drawworks Horsepower

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of August 2015)

Top 10 Operators
(~210 Active Rigs by Power Type)



Legacy Rigs 24%
AC Drive Rigs 76%

Next 90 Operators
(~400 Active Rigs by Power Type)



Legacy Rigs 43%
AC Drive Rigs 57%

Remaining Operators
(~210 Active Rigs by Power Type)



AC Drive Rigs 23%
Legacy Rigs 77%

Top 10 Operators	Next 90 Operators	Remaining Operators
They represent the 10 most active operators and employ ~26% of the industry's active drilling rigs.	They represent the next 90 most active operators and employ ~49% of the industry's active drilling rigs.	They represent all other remaining active operators and employ ~25% of the industry's active drilling rigs.
~90% of their rigs are drilling horizontal or directional wells.	~92% of their rigs are drilling horizontal or directional wells.	~62% of their rigs are drilling horizontal or directional wells.
~20% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~37% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~42% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle Continues

As of August 2015
(~820 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 23%
SCR Rigs 24%
AC Drive Rigs 53%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)



AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

H&P Activity as of September 3, 2015 Rigs Working/ Contracted 153 152 1 8 17 178 Rigs Available 346 338 8 9 40 395 8 403 % Contracted 44% 45% 13% 89% 43% 45% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet 54% is pad-capable. 66% is pad-capable. Reflects announced new build commitments under term contracts. (3) (1) (2)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

Leading U.S. Unconventional Driller * Includes 8 announced new FlexRigs with customer commitments scheduled for delivery in fiscal 2015 and first half fiscal 2016. (161 H&P Contracted Land Rigs as of 9/3/15*)

U.S. Activity by Well and Rig Type

~820 Active U.S. Land Rigs (August 2015)


Vertical Wells Being Drilled 14%
Vertical All Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs 52%
Horiz & Dir AC Drive Rigs
Horiz & Dir SCR & Mech Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 34%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

U.S. Activity by Well and Rig Type

~820 Active U.S. Land Rigs (August 2015)


All Contractors
14%
Vertical
All Rigs
H&P
17%
Five Other Largest
Contractors
22%
Horiz & Dir
AC Drive Rigs
Horiz & Dir
SCR & Mech Rigs
Other Contractors
23%
Five Other Largest
Contractors
11%
Other Contractors
13%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. The reference to "Five Other Largest Contractors" includes NBR, PTEN, PDS, SSE and UNT.

Leading Replacement Cycle

Active Idle Total Long-term Contracts Argentina 11 8 19 10 Bahrain 1 2 3 1 Colombia 2 6 8 1 Ecuador 1 5 6 Tunisia 2 2 U.A.E. 2 2 Total 17 23 40 12 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 11 of 27 FlexRigs, included in the international fleet of 40 rigs, are under long-term contracts. (2) Rig Fleet Status (as of September 3, 2015) (1)

H&P Global Fleet Under Term Contract

Number of Rigs Already Under Long-Term Contracts*

(Estimated Quarterly Average, Including Announced New Builds - as of 9/3/15)

Segment	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17
U.S. Land	118.7	108.7	103.1	103.5	98.6	91.6	84.6
International Land	15.4	12.2	12.0	12.0	12.0	12.0	12.0
Offshore	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Total	**136.1**	**122.9**	**117.1**	**117.5**	**112.6**	**105.6**	**98.6**

* The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 9/3/15. During the first, second, and third fiscal quarters the Company generated approximately $23, $72, and $85 million in revenues corresponding to long-term contract early terminations, respectively. Given notifications as of 9/3/15, the Company expects to generate over $60 million in quarters following the third quarter of fiscal 2015 from early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above.

Strong Backlog

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multi-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of September 4, 2015.

Land Drilling Market Valuations Source: Thomson Reuters as of September 4, 2015.

Return on Equity Superior ROIC and ROE * Excludes abandonment (non-cash) charges in 4QFY14 and 2QFY15. ** The corresponding ROE values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on September 4, 2015.

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices

Oil vs. Natural Gas Directed Rig Count

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